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                                                               Exhibit 10(xvi)

Consulting Agreement by and between New Generation Partners, Inc and Jacques Mot dated as of July 5, 2000.


                              CONSULTING AGREEMENT


         CONSULTING AGREEMENT (this "AGREEMENT"), dated as of July 5, 2000, by and between NEW GENERATION PARTNERS, INC. a Delaware Corporation ("NGP") and JACQUES MOT (the "CONSULTANT").

                              W I T N E S S E T H:

         WHEREAS, NGP desires to engage Consultant to provide certain consulting services to NGP upon the terms and conditions set forth below and Consultant agrees to provide such consulting services upon such terms and conditions.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. CONSULTING SERVICES. NGP hereby engages Consultant as a consultant to provide NGP and its affiliates with financial and other general business advice and services regarding the operation of NGP's business.

         2. TERM. This Agreement shall commence as of the January 1, 2000 and shall continue until the close of business on the day immediately


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preceding the one year anniversary date thereof. Thereafter, this Agreement shall automatically renew for successive one year terms unless a notice of non-renewal is sent by either party not less than thirty (30) days prior to the end of any one year term.

         3. CONSULTING FEE. For Consultant's services hereunder, NGP will pay to Consultant, a fee equal to $27,000 Dollars, payable on a monthly basis.

         4. CONFIDENTIALITY. The parties hereto agree at all times to keep all information relating to this Agreement confidential and not disclose any such information to any other individual or entity (except for legal and financial representatives of a party, each of whom shall acknowledge the confidentiality provisions of this Agreement and shall agree to be bound thereby), unless required by law.

         5. LAW APPLICABLE. This Agreement shall be governed by and construed pursuant to the laws of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         6. ASSIGNMENT, ETC. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted assignees and/or successors in interest.



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         7. SEVERABILITY. If any provision of this Agreement shall be held to be invalid or unenforceable, and is not reformed by a court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

         8. NO WAIVER. A waiver of any breach or violation of any term, provision or covenant contained herein shall not be deemed a continuing waiver or a waiver of any future or past breach or violation. No oral waiver shall be binding.

         9. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties and supersedes all prior understandings or agreements, whether written or oral, with respect to the subject matter hereof. No amendment or modification of this Agreement shall be valid unless it is in writing and signed by both parties.

         10. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument and it shall not be necessary in making proof of this agreement to account for all such counterparts.




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                  IN WITNESS WHEREOF, the undersigned have hereunto set their hands to this Agreement on the day and year first above written.

                               NEW GENERATION PARTNERS, INC.




                               By: /S/ PAUL HOKFELT
                                   ----------------------------------------
                               Name:  Paul Hokfelt
                               Title: CEO




                               /S/ JACQUES MOT
                               --------------------------------------------
                               JACQUES MOT

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